EXHIBIT 10.7
AMENDMENT NO. 1
TO
T-MOBILE USA, INC. SERVICES AGREEMENT
CALL CENTER SERVICES
This Amendment No. 1 (“Amendment No. 1”) modifies and amends that certain T-Mobile USA, Inc. Services Agreement (the “Agreement”) dated October 1, 2007, by and between T-Mobile USA, Inc., a Delaware corporation, with a principal place of business at 12920 SE 38th Street, Bellevue, Washington 98006 (“T-Mobile”) and StarTek USA, Inc., a Colorado corporation with a principal place of business at 44 Cook Street, 4th Floor, Denver, CO 80206 (“Provider”).
WHEREAS, Provider and T-Mobile desire to amend the Agreement to adjust the hours of operation for the call center services rendered by Provider.
WHEREAS, Provider and T-Mobile desire to add new lines of business for the call center services rendered by Provider to include: Extreme Roamers at Alexandria, Louisiana; T-Mobile@Home at Alexandria, Louisiana and Kingston, Ontario, Canada; and MSISDN at Kingston, Ontario, Canada as shown below.
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:
I. Amendment. Section A entitled “Description of Services and Specifications” in the Exhibit B Statement of Work accompanying and incorporated into the Agreement, is hereby deleted in its entirety and replaced with the following:
A. Description of Services and Specifications:

			Hours of	Commencement
			Operation	Date for
Line of Business	AHT	Site	Pacific Time	Adjusted Hours	Term
Activations English-261	[*]	Alexandria, Louisiana	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Consumer Credit English-281	[*]	Alexandria, Louisiana	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
TMTG-English-247	[*]	Alexandria, Louisiana	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
WLNP Inbound- English-727	[*]	Alexandria, Louisiana	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work

AMENDMENT NO. 1 TO T-MOBILE USA, INC. SERVICES AGREEMENT	T-Mobile USA Confidential

EXHIBIT 10.7

			Hours of	Commencement
			Operation	Date for
Line of Business	AHT	Site	Pacific Time	Adjusted Hours	Term
WLNP Inbound-Spanish-747	[*]	Alexandria, Louisiana	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Extreme Roamers-615, 616 *	[*]	Alexandria, Louisiana	[*]	11-28-2007	November 28, 2007 until terminated pursuant to Section B(2) of this Statement of Work
T-Mobile @Home-Offline *	[*]	Alexandria, Louisiana	[*]	4-27-2008	April 27, 2008 until terminated pursuant to Section B(2) of this Statement of Work
Activations Spanish-215	[*]	Big Spring, Texas	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Consumer Credit Spanish-284	[*]	Big Spring, Texas	[*]	2-24-2008	February 24, 2008 until terminated pursuant to Section B(2) of this Statement of Work
TMTG-English-247	[*]	Big Spring, Texas	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
TMTG Spanish-245	[*]	Big Spring, Texas	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Activations English-261	[*]	Kingston, Ontario, Canada	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Activations Offline	[*]	Kingston, Ontario, Canada	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Business Care-250, 251	[*]	Kingston, Ontario, Canada	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Consumer Credit-English-281	[*]	Kingston, Ontario, Canada	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work

AMENDMENT NO. 1 TO T-MOBILE USA, INC. SERVICES AGREEMENT	T-Mobile USA Confidential

EXHIBIT 10.7

			Hours of	Commencement
			Operation	Date for
Line of Business	AHT	Site	Pacific Time	Adjusted Hours	Term
WLNP Inbound- English-727	[*]	Kingston, Ontario, Canada	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
WLNP Inbound-Spanish-747	[*]	Kingston, Ontario, Canada	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
T-Mobile @Home-Offline *	[*]	Kingston, Ontario, Canada	[*]	2-21-2008	February 21, 2008 until terminated pursuant to Section B(2) of this Statement of Work
MSISDN-19 *	[*]	Kingston, Ontario, Canada	[*]	2-25-2008	February 25, 2008 until terminated pursuant to Section B(2) of this Statement of Work
Activations-English- 261	[*]	Sarnia, Ontario, Canada	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Business Care-250, 251	[*]	Sarnia, Ontario, Canada	[*]	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Consumer Credit-English-281	[*]	Sarnia, Ontario, Canada	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
Business Care-250, 251	[*]	Petersburg, Virginia	Hours of operation to be determined by written agreement of the parties.	10-1-2007	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
General Customer Care-501	[*]	Petersburg, Virginia	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
SMAX-248	[*]	Petersburg, Virginia	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
FlexPay-232	[*]	Petersburg, Virginia	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work

AMENDMENT NO. 1 TO T-MOBILE USA, INC. SERVICES AGREEMENT	T-Mobile USA Confidential

EXHIBIT 10.7

			Hours of	Commencement
			Operation	Date for
Line of Business	AHT	Site	Pacific Time	Adjusted Hours	Term
General Customer Care-501	[*]	Victoria, Texas	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
SMAX-248	[*]	Victoria, Texas	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
FlexPay-232	[*]	Victoria, Texas	[*]	2-24-2008	October 1, 2007 until terminated pursuant to Section B(2) of this Statement of Work
* For the avoidance of doubt, T-Mobile will pay Provider the applicable geographic hourly rate as listed in Schedule 1 to the Standard Terms Pricing (“Pricing Schedule”) of the Agreement for the T-Mobile@Home and MSISDN LOBs. Furthermore, T-Mobile will pay Provider the per minute Base Rate as listed in the Pricing Schedule without any adjustments for KPI for the actual Billable Minutes for the Extreme Roamers LOB. T-Mobile will pay Provider for these new LOBs pursuant to Section 5 (Invoices and Payment) of the Agreement.
II. Amendment. Section A entitled “Rate Chart” in Schedule 1 to Pricing Terms accompanying and incorporated into the Agreement, is hereby deleted in its entirety and replaced with the following:
A. Rate Chart. The following chart sets forth the respective rates for the Services, subject to modification as provided in Section B below and as otherwise provided in the Agreement.

%
Offered
to		Hol/OT	Adj	weekly
Forecast	Reg	(133%)	SL	staffing
[*]	[*]	[*]	at goal	[*]	PPM LOB’s
[*]	[*]	[*]	at goal	[*]	Activations - English
[*]	[*]	[*]	at goal	[*]	T-Mobile to Go - English
[*]	[*]	[*]	at goal	[*]	WLNP - English
[*]	[*]	[*]	at goal	[*]	Smart Access/FlexPay
[*]	[*]	[*]	at goal	[*]	Business Care
[*]	[*]	[*]	at goal	[*]	General Care
[*]	[*]	[*]	at goal	[*]	Tier 1 Technical Care
[*]	[*]	[*]	at goal	[*]	Tier 2 Technical Care
[*]	[*]	[*]	at goal	[*]	Extreme Roamers
[*]	[*]	[*]	at goal	[*]	Hourly LOB’s
[*]	[*]	[*]	at goal	[*]	Activations - Offline
[*]	[*]	[*]	at goal	[*]	Activations Data Entry
[*]	[*]	[*]	at goal	[*]	WLNP - Casework
[*]	[*]	[*]	at goal	[*]	Business Care - Offline
[*]	[*]	[*]	at goal	[*]	Technical Care - Offline

AMENDMENT NO. 1 TO T-MOBILE USA, INC. SERVICES AGREEMENT	T-Mobile USA Confidential

EXHIBIT 10.7

%
Offered
to		Hol/OT	Adj	weekly
Forecast	Reg	(133%)	SL	staffing
[*]	[*]	[*]	at goal	[*]	T-Mobile @Home- Offline
[*]	[*]	[*]	at goal	[*]	MSISDN
[*]	[*]	[*]	at goal	[*]	Price Points	Multiplier	Price
[*]	[*]	[*]	at goal	[*]	Bilingual multiplier	[*]	[*]	per minute
[*]	[*]	[*]	at goal	[*]	OT/Holiday multiplier	[*]	[*]	per minute
[*]	[*]	[*]	at goal	[*]	NH training	-	[*]	per hour
[*]	[*]	[*]	at goal	[*]	Continuing ed training	-	[*]	per hour
[*]	[*]	[*]	at goal	[*]	Conversion training (90/20)	-	[*]	per hour
[*]	[*]	[*]	at goal	[*]	Conversion training (80/40)	-	[*]	per hour
[*]	[*]	[*]	at goal	[*]	Non-standard report development	-	[*]	per hour
[*]	[*]	[*]	at goal	[*]	Data input of downtime forms	-	[*]	per hour
[*]	[*]	[*]	at goal	[*]					Hol/OT	Price
[*]	[*]	[*]	at goal	[*]	Hourly US		[*]	per hour	[*]	[*]
					Hourly CAN		[*]	per hour	[*]	[*]
Base Rate	[*]				CAN Hourly Technical Care - Offline		[*]	per hour	[*]	[*]
Factor by Min	[*]				US Hourly Technical Care - Offline		[*]	per hour	[*]	[*]
					CAN Hourly Activations Data Entry		[*]	per hour	[*]	[*]
					US Hourly Activations Data Entry		[*]	per hour	[*]	[*]
2. Amendment Date. The amendments made to the Agreement by this Amendment No. 1 will be effective as of February 24, 2008 (“Amendment Date”), except that the additional LOBs as included above shall be effective on their beginning Term date as noted above.
3. Order of Precedence. To the extent the terms and conditions of this Amendment No. 1 are inconsistent with the terms and conditions of the Agreement, the terms and conditions of this Amendment No. 1 shall control.
4. Ratification. All other provisions of the Agreement not specifically modified by this Amendment No. 1 are hereby ratified and shall remain in full force and effect.
5. Counterparts. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same document.
6. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
[Signatures to follow on next page.]

AMENDMENT NO. 1 TO T-MOBILE USA, INC. SERVICES AGREEMENT	T-Mobile USA Confidential

EXHIBIT 10.7
IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the Amendment Date above.

PROVIDER		T-MOBILE USA, INC.

By:	/s/ Patrick Hayes	By:	/s/ Betty Jones

Name:	Patrick M. Hayes	Name:	Betty Jones

Title:	COO	Title:	Vice President, Customer Care

Date Signed:	24 Mar 08	Date Signed:	3/18/08

AMENDMENT NO. 1 TO T-MOBILE USA, INC. SERVICES AGREEMENT	T-Mobile USA Confidential